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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 24, 2003

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                            CALGON CARBON CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-15903               25-0530110
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                P.O. Box 717, Pittsburgh, PA           15230-0717
                   (Address of principal               (Zip Code)
                    executive officers)

       Registrant's telephone number, including area code: (412) 787-6700

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Item 5.  Other Events.
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On February 25, 2003, Calgon Carbon Corporation, a Delaware corporation (the
"Company") issued a press release announcing the resignation of James A. Cederna ("Mr. Cederna") from the Company's Board of Directors and as the Company's Chairman, Chief Executive Officer and President and the appointment of John S. Stanik (Senior Vice President, Operations - Americas and Asia for the Company) as acting President and Chief Executive Officer of the Company. Copies of the press release and the Agreement and General Release between the Company and Mr. Cederna are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.  Exhibits.
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(c) Exhibits.

Exhibit No. Description of Exhibit
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   99.1     Press Release of Calgon Carbon Corporation dated February 25, 2003.
   99.2 Agreement and General Release dated February 24, 2003 between Calgon Carbon Corporation and James A. Cederna.


                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CALGON CARBON CORPORATION
                                                 (Registrant)


Date: February 25, 2003                   By:  /s/ Leroy M. Ball
                                             ------------------------------
                                             Name: Leroy M. Ball
                                             Title: Chief Financial Officer